UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 20, 2005
                                                ______________________________


                            TD Banknorth Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)


         Delaware                       000-51179                 01-0437984
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine               04112-9540
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
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     On September 20, 2005, TD Banknorth, N.A. (the "Bank"), the wholly-owned banking subsidiary of TD Banknorth Inc. (the "Company"), issued CND$270 million of subordinated notes (approximately USD$228 million equivalent) constituting subordinated indebtedness of the Bank (the "Notes"). The Notes are unconditionally guaranteed by The Toronto-Dominion Bank ("TD"), the majority stockholder of the Company.

     The Notes will pay a fixed rate of 4.644% semi-annually until September 20, 2017 and a floating rate equal to the bankers' acceptance rate plus 1.00% quarterly thereafter until maturity on September 20, 2022. On or after September 20, 2017, the Bank may, at its option, redeem the Notes at 100% of the principal amount together with accrued and unpaid interest. Prior to September 20, 2017, the Bank may, at its option, redeem the Notes at a redemption price which is equal to higher of: (i) 100% of the principal amount and (ii) the Canada yield price (as defined), together in each case with accrued and unpaid interest. The Bank may not redeem the Notes without
(i) any required approval of the Office of the Comptroller of the Currency and
(ii) the written approval of the Office of the Superintendent of Financial Institutions (Canada).

     The Notes were sold in a private placement in Canada through TD Securities Inc., as agent. The Notes will qualify as Tier 2 regulatory capital of the Bank.












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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              TD BANKNORTH INC.


                              By:  /s/ Peter J. Verrill
                                   -----------------------------------
                                   Name:  Peter J. Verrill
                                   Title: Senior Executive Vice President and
                                          Chief Operating Officer

Date:  September 20, 2005